UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 29, 2023

CONNECTONE BANCORP, INC.
(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (201) 816-8900

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 5.25% Series A Non-Cumulative, perpetual preferred stock)	CNOBP	NASDAQ

Item 5.02	Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers; Compensatory Arrangements Of Certain Officers

Separation and Release Agreement with Christopher J. Ewing

ConnectOne Bancorp, Inc. (the “Company”) announced that Christopher J. Ewing, who currently serves as the Company’s Chief Operations Officer, will separate employment with the Company effective December 31, 2023 (the “Separation Date”) to pursue other opportunities. In order to ensure an orderly transition, the Company and Mr. Ewing entered into a Separation and Release Agreement (the “Agreement”) as of September 29, 2023, which among other items, provides for the following:

●
Mr. Ewing will continue to serve as an executive officer of the Company until the Separation Date and will be entitled to receive such 2023 cash incentive as he is awarded by the Company’s Compensation Committee pursuant to the terms of the Company’s Executive Incentive Plan;

●	The vesting date of certain equity awards outstanding as of the Separation Date, as specified in the Agreement, will be accelerated;
●
Mr. Ewing’s departure will be treated as a “termination without cause” under the terms of that certain Employment Agreement dated June 1, 2017 between Mr. Ewing, the Company and ConnectOne Bank (the “Employment Agreement”), entitling Mr. Ewing to a severance payment equal to $450,000 and continuation of certain insurance benefits for a period of eighteen (18) months; and

●
Effective as of the Separation Date, the Employment Agreement is terminated (except with respect to certain provisions set forth therein with respect to competition, non-solicitation and confidentiality, which shall survive).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events

On September 29, 2023, the Company issued a press release announcing that Dana Zeller, a Financial Services Executive with over 20 years of experience, has joined the Company as its Chief Strategic Operations Officer. In that role, Ms. Zeller will oversee the entire operations division of ConnectOne Bank, the Company’s wholly owned subsidiary.

A copy of the September 29, 2023 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Separation and Release Agreement by and between ConnectOne Bancorp, Inc., ConnectOne Bank and Christopher J. Ewing dated September 29, 2023.

99.1	Press Release dated September 29, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC. (Registrant)

Dated: September 29, 2023	By:	/s/ William S. Burns
WILLIAM S. BURNS
Senior Executive Vice President and Chief Financial Officer